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                 REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT ("Agreement"), is entered into in duplicate this date July 31, 2001, by and among Six Forty-Nine, a Nevada corporation ("Seller") and Encore Ventures,
Inc., a Nevada corporation ("Company").

                          RECITALS

     A. Simultaneously with the execution and delivery of this Agreement, the Seller has agreed to sell to the Company certain assets pursuant to a written Asset Purchase Agreement ("Asset Purchase Agreement") in exchange for 12,892,300 shares of the Company's $.001 par value common stock (the "Shares")

     B. The Company desires to grant to the Seller registration rights for the Shares on the terms and subject to the conditions specified in this Agreement.

     NOW, THEREFORE, the parties hereto mutually agree as follows:

     Section 1.  Registrable Securities.  As used in this
Agreement the term "Registrable Security" means the Shares until (i) the Registration Statement (as that term is defined later in this Agreement) has been declared effective by the Securities and Exchange Commission ("Commission"), and all Shares have been disposed of pursuant to the Registration Statement, (ii) all Shares have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in effect) pursuant to the Securities Act of 1933 ("Rule 144") are satisfied, (iii) all Shares have been otherwise transferred to holders who may trade such Securities without restriction pursuant to the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such Shares not bearing a restrictive legend or (iv) such time as, in the opinion of counsel to the Company, all Shares may be sold without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) pursuant to the Securities Act. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Company's $.001 par value common stock ("Common Stock"), such adjustment shall be deemed to be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Agreement.

     Section 2.  Restrictions on Transfer.  The Seller
acknowledges and understands that prior to the registration of the Shares as provided herein, the Shares are "restricted securities" as defined in Rule 144 promulgated pursuant to the Act. The Seller agrees that no disposition or transfer of the Shares may be made by Seller in the absence of (i) an opinion of counsel to the Seller, in form and substance reasonably satisfactory to the Company, that such transfer may be made without registration pursuant to the Securities Act, or (ii) such registration.

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     With the intent of making available to the Seller the
benefits of Rule 144, the Company shall:

     (a) comply with the provisions of Paragraph (c)(1) of Rule 144 following the filing of the Registration Statement; and

     (b) file with the Commission in a timely manner all reports and other documents required to be filed with the Commission pursuant to Section 13 or Section 15(d) pursuant to the Securities Exchange Act of 1934 ("Exchange Act") by issuers subject to either of those sections, irrespective of whether the Company is then subject to such reporting requirements.

     Section 3.  Registration Rights With Respect to the Shares.
                 -----------------------------------------------
     (a) The Company shall prepare and file with the Commission a registration statement for the Shares (on Form SB-2) pursuant to the Securities Act (the "Registration Statement"), at its sole expense, no later than three (3) months from the closing of the transaction contemplated by the Asset Purchase Agreement.

     The Company shall use its best efforts to cause the Registration Statement to become effective within a reasonable time thereafter. The Company will notify the Seller of the effectiveness of the Registration Statement no later than three (3) Trading Days of such effectiveness.

     (b) The Company will maintain the Registration
Statement or post-effective amendment filed pursuant to this Section 3 effective pursuant to the Securities Act until the earlier of (i) the date that none of the Shares registered by the Registration Statement are or may become issued and outstanding, (ii) the date that all of the Shares have been sold pursuant to such Registration Statement, (iii) the date the Seller receives an opinion of counsel to the Company that the Shares may be sold pursuant to the provisions of Rule 144 without limitation as to volume, (iv) all Shares have been otherwise transferred to persons who may trade such shares without restriction pursuant to the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for the Shares not bearing a restrictive legend, or (v) all Shares may be sold without any time, volume or manner limitations pursuant to Rule 144(k) or any similar provision then in effect pursuant to the Securities Act in the opinion of counsel to the Company ("Effectiveness Period").

     (c) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement pursuant to Paragraph 3(a) of this Agreement and in complying with applicable securities and Blue Sky Laws (including, without limitation, all attorneys' fees of the Company) shall be paid by the Company. The Seller shall pay the cost of underwriting and brokerage discounts, fees and commissions, if any, applicable to the Shares and the fees and

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expenses of Seller's counsel. The Company, at its expense, will furnish the Seller with copies of the applicable Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by the Seller.

     (d) The Company shall not be required by this Section
3 to include any Shares in any registration statement which is to be filed if, in the opinion of counsel for the Company, the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in all purchasers or transferees obtaining securities which are not "restricted securities", as defined in Rule 144.

     (e) No provision of the Agreement shall preclude the Company from selling securities pursuant to any registration statement in which it is required to include the Shares pursuant to this Section 3.

     (f) If at any time or from time to time after the effective date of any registration statement, the Company notifies the Seller in writing of the existence of a Potential Material Event (as defined in Section 3(g) of this Agreement), the Seller shall not offer or sell any Shares or engage in any other transaction involving or relating to the Shares, from the time of the giving of notice with respect to a Potential Material Event until the Seller receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event ("Blackout Period"). The Company shall, if lawful, give the Seller notice in writing at least two (2) Trading Days prior to the first day of any Blackout Period.

     (g) "Potential Material Event" means either (a) the possession by the Company of material information not appropriate for disclosure in a registration statement, as determined in good faith by the Chief Executive Officer or the Board of Directors of the Company that disclosure of such information in a registration statement would be detrimental to the business and affairs of the Company; or (b) any material engagement or activity by the Company which would, in the good faith determination of the Chief Executive Officer or the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Chief Executive Officer or the Board of Directors of the Company that the applicable registration statement would be materially misleading absent the inclusion of such information.

     Section 4. Cooperation with Company. The Seller will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Seller and proposed manner of sale of the Registrable Securities required to be disclosed in any registration statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing the Seller's obligations pursuant to any underwriting agreement, if an

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offering of the Company's securities is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. Nothing in this Agreement shall obligate any Seller to consent to be named as an underwriter in any registration statement. The obligation of the Company to register the Registrable Securities shall be absolute and unconditional as to those Shares which the Commission will permit to be registered without naming the Seller as an underwriter, and with the consent of the Seller to be named as an underwriter, to all of the Registrable Securities.

     Section 5.  Registration Procedures.   If and whenever the
Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities pursuant to the Securities Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible, subject to the Sellers assistance and cooperation as reasonably required with respect to the Registration Statement:

     (a) (i) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities registered by the Registration Statement (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated pursuant to the Securities
Act), and (ii) take all lawful action such that (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, considering the circumstances pursuant to which those statements were made, not misleading, and (B) the prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the applicable registration period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, considering the circumstances under which those statements were made, not misleading;

     (b) list such Registrable Securities on the Principal
Market, if the listing of such Registrable Securities is then permitted under the rules of such Principal Market;

     (c) notify the Seller at any time when a prospectus relating Registrable Securities registered by the Registration Statement is required to be delivered pursuant to the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading considering the circumstances then existing, and the Company shall prepare and file a curative amendment pursuant to Section 5(a) as quickly as commercially possible;

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     (d) as promptly as practicable after becoming aware
of such event, notify the Seller (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension;

     (g) cooperate with the Seller to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Seller reasonably may request and registered in such names as the Seller may request;

     (h) take all such other lawful actions reasonably necessary or appropriate to expedite and facilitate the disposition by the Seller of the Registrable Securities in accordance with the intended methods therefor provided in the prospectus which are routine, ordinary and customary for issuers to perform in similar circumstances;

     (i) in the event of an underwritten offering, promptly include or incorporate in a prospectus supplement or post-effective amendment to the Registration Statement such information as the managers of such offering shall reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included or incorporated in such prospectus supplement or post-effective amendment; and

     (j) maintain a transfer agent and registrar for the Common Stock.

     Section 6.  Indemnification.

     (a) To the maximum extent permitted by law, the Company shall indemnify and hold harmless the Seller and each person, if any, who controls the Seller within the meaning of the Securities Act against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses), to which the Seller may become subject, pursuant to the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) result from or are based upon any untrue statement or alleged untrue

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statement of any material fact contained in the
Registration Statement, or any related final prospectus or amendment or supplement thereto, result from or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable to the extent, and only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Seller, its counsel, affiliates or any underwriter, specifically for use in the preparation thereof. This indemnification will be in addition to any liability which the Company may otherwise have.

     (b) To the maximum extent permitted by law, the Seller shall indemnify and hold harmless the Company, and each officer and director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses) to which the Company or any such officer, director or controlling person may become subject pursuant to the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) result from or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related final prospectus or amendment or supplement thereto, or result from or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, information furnished to the Company by Seller, its counsel, affiliates or any underwriter, specifically for use in the preparation thereof. This indemnification will be in addition to any liability which the Seller may otherwise have.

     (c) Promptly after receipt by an indemnified party pursuant to this Section 6 of notice of the commencement of any action against such indemnified party, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party pursuant to this Section 6, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party, except to the extent the failure of the indemnified party to provide such written notification actually prejudices the ability of the indemnifying party to defend such action. If any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may desire, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions of this Section 6 and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified parties as a group shall have the right to employ one separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the

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indemnifying party has assumed the defense of the action.  No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld if as such settlement includes a full release of claims against the indemnified party.

     Section 7. (a) Contribution.  In order to provide for just and equitable contribution pursuant to the Securities Act in any event in which (i) the indemnified party makes a claim for indemnification pursuant to Section 6 of this Agreement but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such event, notwithstanding the fact that the provisions of Section 6 of this Agreement provide for indemnification in such event, or (ii) contribution pursuant to the Securities Act may be required on the part of any indemnified party, then the Company and the Seller shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses), in either such event (after contribution from others) on the basis of relative fault, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Seller, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to
correct or prevent such statement or omission.   The Company and the
Seller agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not consider the equitable provisions specified in this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (b) Notwithstanding any other provision of this Section 7, in no event shall (i) the Seller be required to undertake liability to any person pursuant to this Section 7 for any amounts in excess of the dollar amount of the proceeds received by the Seller from the sale of the Seller's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to the Registration Statement pursuant to which such Registrable Securities are registered pursuant to the Securities Act and (ii) any underwriter be required to undertake liability to any person pursuant to this Agreement for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the Registrable Securities underwritten by it and distributed pursuant to the Registration Statement.

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     Section 8.  Notices.  All notices, demands, requests,
consents, approvals, and other communications required or permitted by this Agreement shall be in writing and, unless otherwise specified by this Agreement, shall be (i) hand delivered; (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid; (iii) delivered by reputable air courier service with charges prepaid; or (iv) transmitted by facsimile machine, addressed as set forth in the Asset Purchase Agreement or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given by this Agreement shall be deemed effective (a) upon hand delivery or delivery by facsimile machine, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated in the Asset Purchase Agreement (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the first business day following the date of sending by reputable courier service, fully prepaid, addressed to such address, or (c) upon actual receipt of such mailing, if mailed. Either party to this Agreement may from time to time change its address or facsimile number for notices pursuant to this Section 8 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party to this Agreement.

     Section 9. Assignment. This Agreement obligates and inures to the benefit of the parties to this Agreement and their respective heirs, successors and permitted assigns. The rights granted the Seller pursuant to this Agreement may be assigned to any purchaser of all of the Registrable Securities (or the rights thereto) from the Seller, as otherwise permitted by the Asset Purchase Agreement.

     Section 10.  Additional Covenants of the Company. The
Company shall, at such time as it otherwise meets the requirements for the use of a registration statement on Form S-3 for the purpose of registering the Registrable Securities, file all reports and information required to be filed by it with the Commission in a timely manner and take all such other action so as to maintain such eligibility for the use of such form.

     Section 11. Counterparts/Facsimile. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when together shall constitute but one and the same instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.

     Section 12. Remedies. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and

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restrictions set forth in this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties to this Agreement shall use their best efforts to determine and utilize an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

     Section 13. Conflicting Agreements. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Seller in this Agreement or otherwise prevents the Company from complying with all of its obligations specified by this Agreement.

     Section 14. Governmental Rules and Regulations. The Transaction is and shall remain subject to any and all present and future orders, rules and regulations of any duly constituted authority having jurisdiction of the Transaction.

     Section 15. Force Majeure. If any party is rendered unable, completely or partially, by the occurrence of an event of "force majeure" (hereinafter defined) to perform such party's obligations created by the provisions of this Agreement, such party shall give to the other party prompt written notice of the event of "force majeure" with reasonably complete particulars concerning such event; thereupon, the obligations of the party giving such notice, so far as those obligations are affected by the event of "force majeure," shall be suspended during, but no longer than, the continuance of the event of "force majeure." The party affected by such event of "force majeure" shall use all reasonable diligence to resolve, eliminate and terminate the event of "force majeure" as quickly as practicable. The requirement that an event of "force majeure" shall be remedied with all reasonable dispatch as hereinabove specified, shall not require the settlement of strikes, lockouts or other labor difficulties by the party involved, contrary to such party's wishes, and the resolution of any and all such difficulties shall be handled entirely within the discretion of the party concerned. The term "force majeure" as used herein shall be defined as and mean any act of God, strike, civil disturbance, lockout or other industrial disturbance, act of the public enemy, war, blockage, public riot, earthquake, tornado, hurricane, lightning, fire, epidemics, quarantine restrictions, public demonstration, storm, flood, explosion, freight embargoes, governmental action, governmental delay, restraint or inaction, unavailability of equipment, default of a party's subcontractors or suppliers, and any other cause or event, whether of the kind enumerated specifically herein, or otherwise, which is not reasonably within the control of the party claiming such suspension.

     Section 16. Consent to Agreement. By executing this Agreement, each party, for itself, represents such party has read or caused to be read this Agreement in all particulars, and consents to the rights, conditions, duties and responsibilities imposed upon such party as specified in this Agreement. Each party represents, warrants and covenants that such party executes and delivers this Agreement of its own free will and with no threat, undue influence, menace, coercion or duress, whether economic or physical. Moreover, each party represents, warrants, and covenants that such party executes this Agreement acting on such party's own independent judgment.

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     Section 17.  Headings.  The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section 18. Governing Law, Arbitration. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made in Nevada by persons domiciled in Las Vegas, Nevada and without regard to its principles of conflicts of laws. Any dispute pursuant to this Agreement shall be submitted to arbitration pursuant to the American Arbitration Association ("AAA") in Las Vegas, Nevada and shall be finally and conclusively determined by the decision of a board of arbitration consisting of three (3) members ("Board of Arbitration") selected as according to the rules governing the AAA. The Board of Arbitration shall cause its written decision to be delivered to all parties involved in such dispute. Any decision made by the Board of Arbitration (either prior to or after the expiration of such thirty
(30) calendar day period) shall be final, binding and conclusive on the parties to such dispute, and entitled to be enforced to the fullest extent permitted by law and entered in any court of competent jurisdiction. The Board of Arbitration shall be authorized and is hereby directed to enter a default judgment against any party failing to participate in any proceeding pursuant to this Section 15 within the time periods set forth in the AAA rules. The non-prevailing party to any arbitration (as determined by the Board of Arbitration) shall pay the expenses of the prevailing party, including reasonable attorneys' fees, in connection with such arbitration. Any party shall be entitled to obtain injunctive relief from a court in any case where such relief is available.

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed, on the day and year first above written.

                                   Encore Ventures, Inc.,
                                   a Nevada corporation



                                   By:  /s/ William Iny
                                       -------------------------------
                                         William Iny

                                         Its: President


                                   By:  /s/ William Iny
                                       -------------------------------

                                         Its:  Secretary

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                                   Six Forty-Nine Inc.,
                                   a Nevada corporation



                                   By:  /s/ Stacey Lauridia
                                       -------------------------------
                                         Its: President




                                   By:  /s/ K. Whyte
                                       -------------------------------

                                         Its:  Secretary



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